                           TALBERT MEDICAL MANAGEMENT
                              HOLDINGS CORPORATION

SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS TO PURCHASE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION ("COMMON STOCK"). VOID IF NOT VALIDLY EXERCISED BEFORE 5:00 P.M. EASTERN STANDARD TIME ON FEBRUARY ___, 1997.

THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION AGENT.

CONTROL NUMBER

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JANUARY ___, 1997 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. CAPITALIZED TERMS NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASSIGNED TO THEM IN THE PROSPECTUS. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM AMERICAN STOCK TRANSFER & TRUST COMPANY, THE SUBSCRIPTION AGENT.

REGISTERED OWNER:

SUBSCRIPTION CERTIFICATE FOR

     SHARES
SUBSCRIPTION PRICE: U.S. $21.50 PER SHARE

CUSIP 874121 11 4



The registered owner whose name is inserted hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Special delivery instructions may be specified by completing Form 4. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE EXERCISED, TRANSFERRED, ASSIGNED OR SOLD UNLESS THE REVERSE SIDE HEREOF IS SIGNED, WITH A SIGNATURE GUARANTEE, IF APPLICABLE, AND THE APPROPRIATE FORM IS COMPLETED.


Date:

SECRETARY                                [SEAL]                      PRESIDENT


COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSCRIPTION AGENT

BY


AUTHORIZED SIGNATURE


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                 TALBERT MEDICAL MANAGEMENT HOLDINGS CORPORATION

RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

   FORM 1 - EXERCISE AND SUBSCRIPTION. The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged. Rights may only be exercised in whole numbers.
     (a) Number of shares subscribed for pursuant to the Basic Subscription Privilege (one Right needed to subscribe for each full share):
     (b) Number of shares subscribed for pursuant to the Additional Subscription Privilege:
     (c) Total Subscription Price (total number of shares subscribed for pursuant to both the Basic Subscription Privilege and the Additional Subscription
     Privilege - times the Subscription Price of $21.50):

     If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number of whole shares that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Additional Subscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by this Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be deemed to have exercised the Additional Subscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by $21.50. Any amount remaining after such division shall be returned to the subscriber without interest or deduction.

METHOD OF PAYMENT (CHECK ONE)
/ / CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK TRANSFER & TRUST COMPANY, AS SUBSCRIPTION AGENT.
/ / WIRE TRANSFER DIRECT TO AMERICAN STOCK TRANSFER & TRUST COMPANY, ACCOUNT NO. 323053793, ABA NO. 021 000 121.
     (d) If the number of Rights being exercised pursuant to the Basic Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):
          / / DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.
          / / DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2
               INSTRUCTIONS (which include any required signature guarantees).
          / / SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3 INSTRUCTIONS.
          Any request to sell shares in accordance with Form 3 instructions must be received by the Subscription Agent by 11:00 a.m. 3 business days prior to the Expiration Date.

/ / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE
     SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s) ____________________________________________
     Window Ticket Number (if any) _____________________________________________
     Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution that Guaranteed Delivery ______________________________

     FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER: For value
received     __________________ Rights represented by this Subscription
Certificate are hereby assigned to (please print name and address and Social Security No. or Taxpayer ID No. of transferee in full):

Name: ________________________________________________________________________
Address: _____________________________________________________________________
____________________________________________________________  PROVIDE GUARANTEE
____________________________________________________________   OF SIGNATURE(S)
____________________________________________________________ BELOW IF TRANSFEREE
                                                               IS NOT A BANK OR
                                                                     BROKER

Social Security or Taxpayer ID No.: ____________________________________________

/ /  FORM 3 - CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH SUBSCRIPTION
AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

/ / FORM 4 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

Name: _____________________________________________________   PROVIDE GUARANTEE
Address:  _________________________________________________    OF SIGNATURE(S)
___________________________________________________________          BELOW
___________________________________________________________
                                       (Including Zip Code)

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IMPORTANT
RIGHTS HOLDER SIGN HERE
AND, IF RIGHTS ARE BEING SOLD OR EXERCISED,
COMPLETE SUBSTITUTE FORM W-9

_______________________________________________________________________________

_______________________________________________________________________________
                            signature(s) of Holder(s)

Dated: ________________________________________________________________________

Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Subscription Certificate. If signature by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See instructions for Forms 1-3.

Name(s)________________________________________________________________________

_______________________________________________________________________________
                                 (Please Print)

Capacity ______________________________________________________________________
Address
______________________________________________________________________________
______________________________________________________________________________
                              (including zip code)

Area Code and
Telephone Number:  ___________________________________________________________
                                     (Home)
_______________________________________________________________________________
                                   (Business)


Tax Identification or
Social Security No.  _________________________________________________________
                         (Complete Substitute Form W-9)

                            GUARANTEE OF SIGNATURE(S)
                       See instructions for Forms 2 and 4

Authorized Signature __________________________________________________________

Name: _________________________________________________________________________

Title:  _______________________________________________________________________

Name of Firm: _________________________________________________________________

Address: ______________________________________________________________________

Area Code and Telephone Number:  ______________________________________________

Dated: ________________________________________________________________________

THE RIGHTS EVIDENCED BY THIS CERTIFICATE EXPIRE AT 5:00 P.M. EASTERN STANDARD TIME ON FEBRUARY ______________, 1997.